                                                                    EXHIBIT 10.4

                                VOTING AGREEMENT


                 This Voting Agreement (this "Agreement") is entered into as of August 12, 1997, by and among TCI Music, Inc., a Delaware corporation ("TCI Music"), and the Company Shareholders (as defined below).

                                    Recitals

                 TCI Music, TCI Music Merger Sub, Inc. ("Merger Sub") and The Box Worldwide, Inc. (the "Company") are entering into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of the date of this Agreement, providing, among other things, for the merger of Merger Sub with and into the Company. As an inducement to TCI Music to enter into the Merger Agreement, the Company Shareholders have agreed to enter into this Agreement.

                                   Agreement

                 For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                 1.       Certain Definitions.

                          (a)     Capitalized terms that are used but not
otherwise defined in this Agreement will have the meanings given to them in the Merger Agreement.

                          (b)     For the purposes of this Agreement, the
following terms will have the meanings set forth below:

                          A Person will be deemed the "Beneficial Owner", and
to have "Beneficial Ownership" of, and to "Beneficially Own," any securities as to which such Person is or may be deemed to be the beneficial owner pursuant to Rule 13d-3 and 13d-5 under the Exchange Act, as such rules are in effect on the date of this Agreement, as well as any securities as to which such Person has the right to become a Beneficial Owner (whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions) pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants, options or other acquisition rights or otherwise.

                          "Bankruptcy and Equity Exception" means an exception
to enforceability of an obligation because of the application of (i) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and (ii) general equity principles.

                          "Company Shareholders" means the Persons named on
Schedule 1 to this Agreement.

                          "Shares" means shares of Company Stock and any other
shares of capital stock or other voting securities of the Company.

                 2. Representations and Warranties of TCI Music. TCI Music represents and warrants to each of the Company Shareholders that:

                          (a)     TCI Music has all requisite corporate power
and authority and has taken all corporate action necessary in order to execute and deliver, and to perform its obligations under, this Agreement; and

                          (b)     this Agreement has been duly executed and
delivered by TCI Music and is a valid and binding agreement of TCI Music enforceable against TCI Music in accordance with its terms, subject to the Bankruptcy and Equity Exception.

                 3. Representations and Warranties of the Company Shareholders. Each of the Company Shareholders severally represents and warrants to TCI Music that:

                          (a)     such Company Shareholder Beneficially Owns
the number of Shares set forth on Schedule 3;

                          (b)     each record holder of any Shares Beneficially
Owned by such Company Shareholder is identified on Schedule 3;

                          (c)     such Company Shareholder, either alone or
with one or more other Company Shareholders, has (i) the right to vote, or to direct the voting of, the Shares Beneficially Owned by such Company Shareholder and (ii) the right to dispose, or to direct the disposition of, the Shares Beneficially Owned by such Company Shareholder;

                          (d)     such Company Shareholder has all requisite
power and authority (corporate or otherwise) and has taken all action (corporate or otherwise) necessary in order to execute and deliver, and to perform its obligations under, this Agreement;

                          (e)     this Agreement has been duly executed and
delivered by such Company Shareholder and is a valid and binding agreement of such Company Shareholder enforceable against such Company Shareholder in accordance with its terms, subject to the Bankruptcy and Equity Exception;

                          (f)     no notices, reports or other filings are
required to be made by such Company Shareholder with, and no consents, registrations, approvals, permits or authorizations are required to be obtained by such Company Shareholder from, any Governmental Entity or any other Person, in connection with the execution, delivery and performance of this Agreement by such Company Shareholder, except those that the failure to make or obtain is not, individually or in the





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aggregate, reasonably likely to prevent, delay or impair the ability of such
Company Shareholder to perform such Company Shareholder's obligations under this Agreement; and

                          (g)     the execution, delivery and performance of
this Agreement by such Company Shareholder do not, and the consummation by such Company Shareholder of the transactions contemplated hereby will not, constitute or result in (i) a breach or violation of, or a default under (in the case of any Company Shareholder that is not a human being), the articles or certificate of incorporation or the bylaws of such Company Shareholder or any comparable governing instruments or (ii) a breach or violation of, or a default under, or the acceleration of any obligations of or the creation of a Lien on the assets of such Company Shareholder (with or without notice, lapse of time or both) pursuant to, any instrument or agreement binding on such Company Shareholder or to which such Company Shareholder is subject or any Legal Requirement to which such Company Shareholder is subject, except, in the case of clause (ii) above, for any breach, violation, default, acceleration, creation or change that, individually or in the aggregate, is not reasonably likely to prevent, delay or impair the ability of such Company Shareholder to perform such Company Shareholder's obligations under this Agreement.

                 4. Agreement to Vote Shares. Each of the Company Shareholders severally covenants and agrees with TCI Music: (a) to vote or to cause to be voted all Shares that are Beneficially Owned by such Company Shareholder (to the extent such Shares are entitled to be voted) in favor of (or to grant or to cause to be granted consents with respect to such Shares for), and to cause any holder of record of Shares to vote such Shares in favor of (or to grant consents with respect to such Shares for), the adoption and approval of the Merger Agreement and the Merger at every meeting of the shareholders of the Company (or any solicitation of consents in lieu thereof) at which such matters are considered and at every adjournment or postponement thereof; and (b) to vote or to cause to be voted such Shares (to the extent such Shares are entitled to be voted) against (or to withhold or to cause to be withheld consents with respect to such Shares for), and to cause any holder of record of Shares to vote such Shares against (or to withhold or to cause to be withheld consents with respect to such Shares for), any Acquisition Proposal (other than the proposal for the Merger) or any other proposal that would compete or interfere with, or that would in any way delay or otherwise inhibit the timely consummation of, the Merger and the other transactions contemplated by the Merger Agreement.

                 5. No Voting Trusts or Transfers. Each Company Shareholder will not, and will not permit any record holder of Shares to, (i) deposit any Shares Beneficially Owned by such Company Shareholder in a voting trust or subject any Shares to any arrangement with respect to the voting of such Shares other than this Agreement or any other agreement entered into in furtherance of the Merger or (ii) sell, assign, pledge, grant a Lien on or otherwise transfer any of its interest in any Shares to any Person unless such transferee agrees in writing to be bound by this Agreement to the same extent as such Company Shareholder.





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                 6.       Miscellaneous.

                          (a)     GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS
AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH AND SUBJECT TO THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES.

                          (b)     Venue; WAIVER OF JURY TRIAL.  The parties
hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the federal court of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this Agreement and of the documents referred to in this Agreement and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such document, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in such courts or that the venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties irrevocably agree that all claims with respect to such action or proceeding will be heard and determined in such a Delaware state or federal court. Each party consents to and grants any such court jurisdiction over the person of such party and over the subject matter of such dispute and agrees that mailing of process or other papers in connection with any such action or proceeding in the manner provided in paragraph (c) of this Section or in such other manner as may be permitted by law will be valid and sufficient service thereof.

                          EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY
CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) EACH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH (b).

                          (c)     Notices.  All notices, requests, claims,
demands and other communications required or permitted to be given or made pursuant to this Agreement will be in writing and will be deemed given (i) on the first business day following the date received, if delivered





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
personally or by telecopy (with telephonic confirmation of receipt by the addressee), (ii) on the business day following timely deposit with an overnight courier service, if sent by overnight courier specifying next day delivery and
(iii) on the first business day that is at least five days following deposit in the mails, if sent by first class mail, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

                   if to the Company
                   Shareholders:       As set forth on Schedule 1

                   if to TCI Music:    c/o Liberty Media Corporation
                                       8101 East Prentice Avenue, Suite 500
                                       Englewood, Colorado  80111
                                       Attn:  Mr. David B. Koff, President
                                       Fax No.:  (303) 721-5443

                   with a copy to:     Sherman & Howard L.L.C.
                                       633 Seventeenth Street, Suite 3000
                                       Denver, Colorado  80202
                                       Attn:  Charles Y. Tanabe, Esq.
                                       Fax No.:  (303) 298-0940

or to such other Persons or addresses as may be designated in writing by the party to receive such notice as provided above.

                          (d)     Severability.  The provisions of this
Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or its application to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision will be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected by such invalidity or unenforceability, nor will such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

                          (e)     Counterparts.  This Agreement may be executed
in any number of counterparts, each of which will be deemed to be an original and all of which will together constitute the same agreement.

                          (f)     Termination.  This Agreement will terminate
(i) upon the mutual written consent of all parties, (ii) at the Effective Time or (iii) upon termination of the Merger Agreement.





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
                          (g)     Captions.  All captions in this Agreement are
for convenience of reference only and are not part of this Agreement, and no construction or reference will be derived therefrom.

                          (h)     Specific Performance.  Each party
acknowledges that it will be impossible to measure in money the damage to the other party if such party fails to comply with any of the obligations imposed by this Agreement, that each such obligation is material and that, in the event of any such failure, the other party will not have an adequate remedy at law or damages. Accordingly, each party agrees that injunctive relief or any other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law or in the form of damages. Each party agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party's seeking or obtaining such equitable relief.

                          (i)     Successors and Assigns.  This Agreement will
be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns and will not be assignable without the written consent of all other parties hereto.

                          (j)     Entire Agreement; Amendment; Waiver.  This
Agreement (including any schedules hereto) supersedes all prior agreements, written or oral, among the parties with respect to the subject matter hereof and contain the entire agreement among the parties with respect to the subject matter hereof. This Agreement may not be amended, supplemented or modified, and no provision hereof may be modified or waived, except by an instrument in writing signed by all the parties or, in the case of a waiver, each party granting such waiver. No waiver of any provision hereof by any party will be deemed a waiver of any other provision hereof by any such party, nor will any such waiver be deemed a continuing waiver of any provision hereof by such party.

                          (k)     Further Assurances.  The parties will execute
and deliver such additional instruments and other documents and will take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

                          (l)     Third Party Beneficiaries.  Nothing in this
Agreement, express or implied, is intended to confer upon any third party any rights or remedies of any nature whatsoever under or by reason of this Agreement.





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
                 In witness whereof, the parties have executed and delivered this Agreement as of the date first written above.


                              TCI MUSIC, INC.


                              By:     /s/ David B. Koff
                                 --------------------------------------------
                              Name:       David B. Koff
                                   ------------------------------------------
                              Title:      President
                                    -----------------------------------------

                              THE COMPANY SHAREHOLDERS:

                              STARNET/CEA II PARTNERS

                              By:      StarNet Interactive Entertainment, Inc.,
                                         a General Partner


                                       By:     /s/   H.F. Lenfest
                                          -----------------------------------
                                       Name:         H.F. Lenfest
                                            ---------------------------------
                                       Title:        Chief Financial Officer
                                             --------------------------------

                              By:      CEA Investors Partnership II, Ltd.,
                                         a General Partner

                                       By:     CEA Investors, Inc., its General
                                               Partner


                                       By:     /s/   J. Patrick Michaels
                                          -----------------------------------
                                       Name:         J. Patrick Michaels
                                            ---------------------------------
                                       Title:        Chairman
                                             --------------------------------


                                   /s/   H.F. Lenfest
                              -----------------------------------------------
                              H.F. Lenfest

                                   /s/   J. Patrick Michaels, Jr.
                              -----------------------------------------------
                              J. Patrick Michaels, Jr.





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
                                   SCHEDULE 1

                              COMPANY SHAREHOLDERS


H.F. Lenfest
c/o The Lenfest Group
200 Cresson Boulevard
Oaks, Pennsylvania  19546

copies to:

Saul Ewing Remick & Saul
3800 Centre Square West
Philadelphia, Pennsylvania  19102
Attn:  Thomas K. Pasch

J. Patrick Michaels, Jr.
c/o Communications Equity Associates, Inc.
101 East Kennedy Boulevard, Suite 3800
Tampa, Florida  33602
Attn:  David A. Burns

copies to:

Edwards & Angell
250 Royal Palm Way
Palm Beach, Florida  33480
Attn:  John Igoe

StarNet/CEA II Partners
c/o Communications Equity Associates, Inc.
101 East Kennedy Boulevard, Suite 300
Tampa, Florida  33602
Attn:  David A. Burns

copies to:

Edwards & Angell
250 Royal Palm Way
Palm Beach, Florida  33480
Attn:  John Igoe





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
                                   SCHEDULE 3

                              OWNERSHIP OF SHARES


          Company                                   Shares
        Shareholder                        Beneficially Owned                        Record Holder
        -----------                        ------------------                        -------------
H.F. Lenfest                                   14,210,419(1)                                  (2)
J. Patrick Michaels, Jr.                       14,210,419(1)                                  (2)
StarNet/CEA II Partners                        14,210,419(1)                                  (2)





________________________
(1) Beneficial ownership is as described in Item 11 of the Company's Form 10-KSB for the year ended December 31, 1996.

(2) Record Holders:               StarNet/CEA II Partners           9,013,845
                                  L. and L.R. Wolfson               1,647,647
                                  Blanks and Robert Puck            1,581,163
                                  Kim Enterprises, L.P.                12,625
                                  Michaels Family Trust                71,584
                                  Starnet, Inc.                     1,883,555
                                                                    ---------

                                           Total                   14,210,419
                                                                   ==========





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